                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 7, 2003


                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                     000-23311               75-2648089
 (State or other                 (Commission              (I.R.S. Employer
  jurisdiction                   File Number)            Identification Number)
of incorporation)


                           3600 JP MORGAN CHASE TOWER
                                2200 ROSS AVENUE
                            DALLAS, TEXAS 75201-2776
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 303-2776

                                RADIOLOGIX, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             99.1 Press Release issued by the Registrant on August 7, 2003, relating to Radiologix, Inc.'s financial results for the quarter ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         Although not required to be disclosed under the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, the Registrant notes that on August 6, 2003, it executed a non-binding letter of intent with a group of radiologists in the Denver, Colorado, area to become joint venturers with the Registrant in three of the Registrant's existing freestanding outpatient diagnostic imaging centers and one new center that the venturers intend to establish over the next twelve months. This radiology group currently provides professional services at the Registrant's three existing diagnostic imaging centers in the Denver, Colorado, area.

         This non-binding letter of intent represents a new model of joint venturing with radiologists for the Registrant, in which the radiologists will have an opportunity to purchase a minority ownership interest in certain freestanding outpatient diagnostic imaging centers. While the radiologists will have the option, but not the obligation, to purchase management and administrative services for their practice from the Registrant, the Registrant will manage the operations of the joint ventured imaging centers.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 7, 2003, the Registrant announced financial results for its second quarter ended June 30, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.

         Included in the press release furnished as Exhibit 99.1 are certain non-GAAP financial measures utilized by the Registrant's management to assess the Registrant's performance. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

         The information contained in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 7, 2003


                                              RADIOLOGIX, INC.



                                              By: /s/ Stephen D. Linehan
                                                  ------------------------------
                                                  Stephen D. Linehan
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release issued by the Registrant on August 7,
                           2003, relating to Radiologix, Inc.'s financial
                           results for the quarter ended June 30, 2003.